Notes Payable	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Notes Payable

NOTE G — Notes Payable

CTS had line of credit arrangements of $1.6 million and $14.4 million at December 31, 2013 and 2012, respectively. No amount was outstanding at December 31, 2013 and 2012. These arrangements are generally subject to annual renewal and renegotiation, have no financial covenants, and may be withdrawn at the banks’ option. All the line of credit arrangements at December 31, 2013 are unsecured. The majority of the line of credit arrangements at December 31, 2012 were unsecured. However, one line of credit for $0.7 million was secured by the land and building in Thailand. The weighted-average interest rate, computed by relating interest expense to average daily short-term borrowings, was 4.25% in 2013 and 2012.